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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 2, 1999


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                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                   000-22486                  13-3649750
      (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  600 CONGRESS AVENUE
       SUITE 1400                                                 78701
     AUSTIN, TEXAS                                              (Zip code)
 (Address of principal
  executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        In a press release dated October 4, 1999, a copy of which is incorporated by reference as Exhibit 99.1 hereto, AMFM Inc. ("AMFM"), the indirect parent of Capstar Communications, Inc., announced that it had entered into an agreement and plan of merger with Clear Channel Communications, Inc. ("Clear Channel") and CCU Merger Sub, Inc. ("Merger Sub") whereby AMFM will be merged with and into Merger Sub and will become a wholly-owned subsidiary of Clear Channel.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         2.1      --      Agreement and Plan of Merger, dated October 2, 1999,
                          by and between Clear Channel, AMFM and Merger Sub.(1)

         99.1     --      Press release, dated October 4, 1999.(1)

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(1)  Incorporated by reference to the identically numbered exhibit to the
     Current Report on Form 8-K of AMFM Inc. filed on October 5, 1999.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Capstar Communications, Inc.
                                            (Registrant)



                                            By: /s/ Kathy Archer
                                               --------------------------------
                                            Name:    Kathy Archer
                                            Title:   Vice President


Date:    October 5, 1999